April 15, 2016
DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS
 - Dreyfus Institutional Preferred Money Market Fund
Supplement to Prospectus dated July 31, 2015
The following changes will take effect on October 10, 2016
The following will replace the second sentence in the second paragraph of the section of the fund's prospectus entitled "Shareholder Guide—Buying and Selling Shares":
The price for shares is the net asset value (NAV) per share, which is calculated as of 9:00 a.m., 12:00 p.m. and 3:00 p.m. on days that the New York Stock Exchange, or the transfer agent, is open for regular business.